                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

                         Value Line Centurion Fund, Inc.
                  Value Line Strategic Asset Management Trust
              ----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

              ----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
   1) Title of each class of securities to which transaction applies:

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   2) Aggregate number of securities to which transaction applies:


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   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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   4) Proposed maximum aggregate value of transaction:


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   5) Total fee paid:


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[ ] Fee paid previously with preliminary materials.


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[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


   1) Amount Previously Paid:

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   2) Form, Schedule or Registration Statement No.:

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   3) Filing Party:

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   4) Date Filed:

                         VALUE LINE CENTURION FUND, INC.
                   VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

                              220 EAST 42ND STREET,
                             NEW YORK, NY 10017-5891

                            -------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 18, 2002

         Notice is hereby given that a Special Meeting of Shareholders of each of the investment companies set forth above (each, a "Fund" and collectively, the "Funds") will be held jointly at the New York Helmsley Hotel, 212 East 42nd Street, New York, NY 10017, on September 18, 2002, at 10:00 a.m., for the following purposes:

       1. To approve or disapprove changes to certain fundamental investment policies of the Funds. (Your Fund's current investment objective will not change.)

       2. To approve or disapprove the adoption of a Service and Distribution Plan for each Fund.

       3. To transact such other business that may properly come before the meeting or any adjournment thereof.

         The close of business on July 24, 2002, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment(s) or postponement(s) thereof.

         PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED. NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES.

         This is a Joint Notice and Proxy Statement for the above-named Funds. The shares you own in a particular Fund may only be voted with respect to that Fund. If you own shares in more than one of the Funds listed, please vote with respect to each Fund.

                                    By Order of the Boards of Directors



                                    David T. Henigson,
                                    Secretary

August 7, 2002

                         VALUE LINE CENTURION FUND, INC.
                   VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

                              220 EAST 42ND STREET,
                             NEW YORK, NY 10017-5891

                            ----------------------
                                 PROXY STATEMENT
                            ----------------------


                                  INTRODUCTION

         This document is a joint proxy statement with respect to each of the above-listed investment companies (each a "Fund" and collectively the "Funds") in connection with the solicitation of proxies by the Board of Directors or Trustees of each Fund to be used at the Funds' joint Special Meeting of Shareholders (the "Meeting") or any adjournment(s) thereof. The Meeting will be held on September 18, 2002, at 10:00 a.m. local time at the New York Helmsley Hotel, 212 East 42nd Street, New York, NY 10017, for the purposes set forth in the attached Notice of Special Meeting of Shareholders. This Proxy Statement is being first mailed to shareholders on or about August 7, 2002.

         The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you own shares of more than one Fund or have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received and is properly executed. You may direct the proxy holders to vote your Fund shares by checking the appropriate "For" or "Against" box or instruct them not to vote those shares by checking the "Abstain" box. Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions. If you properly execute your proxy and give no voting instructions with respect to a Proposal, your shares will be voted "For" the Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. Approval of proposals 1 and 2 requires an affirmative vote of a majority of the outstanding shares of the Fund which, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), means the vote of (1) 67% or more of the shares present at the Meeting if the holders or more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund, whichever is less.

         Shareholders of each Fund will vote separately on each Proposal. For each Fund, one third of the shares outstanding on July 24, 2002 (the "Record Date"), represented in person or by proxy, of a Fund must be present for the transaction of business at that Fund's Meeting. In the event that a quorum is not present or if a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "For" such Proposal in favor of an adjournment and will vote those proxies required to be voted "Against" such Proposal against such adjournment. A shareholder vote may be taken on any one of the Proposals described in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, you are urged to forward your voting instructions promptly.

         You may revoke your proxy with respect to a Fund: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Fund at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of your proxy.

         Information as to the number of outstanding shares of each Fund as of the Record Date is set forth in Exhibit A. Each full share is entitled to one vote; fractional shares are entitled to a proportionate fractional vote. A listing of the owners of more than 5% of the shares of any Fund as the Record Date is set forth in Exhibit B.

         Shares of the Funds are held exclusively by Guardian Insurance & Annuity Co. for the purpose of funding variable annuity contracts and variable life insurance policies. Guardian Insurance & Annuity Co. votes these shares in accordance with the directions of the contract holders and policy owners. The number of votes a contract holder or policy owner may direct is equal to the contract or policy value invested in the Fund's shares on the Record Date, divided by the net asset value of one share of the Fund on that date. The number of votes that each contract holder may direct (or for which a participant may give instructions under group contracts where the contract holder permits such instructions) or each policy owner may direct, is stated in the authorizations and furnished with this Proxy Statement. Shares for which no instructions have been given by participants under a group contract will be voted in the same proportion as shares for which instructions have been given under the same contract. Undirected shares of the Fund will be voted in the same proportion as directed shares. Directions or instructions may be revoked by written notice to the insurance carrier.

         Copies of each Fund's most recent annual report have been sent to shareholders of that Fund on or before the mailing of this Proxy Statement. Shareholders of any Fund may obtain, free of charge, copies of that Fund's annual report by writing to the Fund, at 220 East 42nd Street, New York, NY 10017 or calling (800) 223-0818.

         In addition, the Funds are required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site that contains information about the Funds (www.sec.gov). Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington, DC 20549 and at the SEC's New York Regional Office. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington, DC 20549, at prescribed rates.

         The cost of preparing, assembling and mailing the proxy material and of soliciting proxies on behalf of the Boards of Directors or Trustees of the Funds will be borne by the Funds, allocated on the basis of the number of shareholder accounts of each Fund. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited personally or by telephone by officers of the Funds and by employees of the Funds' investment adviser (for which solicitation, no compensation will be paid). MIS, an ADP Company, has been retained by the Funds to assist in the solicitation of proxies. It is anticipated that the cost of using MIS will not exceed $65,000.

                                   PROPOSAL 1

                  APPROVE OR DISAPPROVE CHANGES TO FUNDAMENTAL
                               INVESTMENT POLICIES

         Proposal 1 is a series of proposals to change certain fundamental investment policies presently applicable to the Funds. We have described each proposal contained within Proposal 1 separately below.

         The 1940 Act requires each Fund to have certain specific investment policies that can be changed only by vote of a majority of the outstanding voting securities of a Fund. These policies are often referred to as "fundamental" investment policies or restrictions. Other policies not enumerated in the 1940 Act can be designated by a Fund as fundamental. Any policy designated by a Fund as "fundamental" may only be changed by the vote of a majority of the outstanding voting securities of that Fund.

         Certain fundamental policies have been adopted in the past by the Funds to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, the Funds' investment adviser reviewed all of the fundamental policies with the following goals: (i) to simplify and modernize certain of the Funds' policies that are required to be fundamental, (ii) to make the fundamental policies and restrictions of both Funds consistent to the extent possible, and (iii) to reclassify as non-fundamental or to eliminate certain of those policies previously required to be fundamental that are no longer required to be so classified or that are no longer necessary. The Board may change non-fundamental policies without shareholder approval, subject to compliance with applicable disclosure requirements under rules promulgated by the SEC.

         These proposals seek shareholder approval of changes that are intended to accomplish the foregoing goals. By making the fundamental policies of both Funds consistent where it is possible to do so, monitoring compliance would be streamlined and more efficient. Clarifying and modernizing investment restrictions generally would allow the Funds to operate more efficiently within the limits of the 1940 Act. These revisions should give the Funds greater flexibility to take advantage of and react to changes in financial markets and new investment vehicles. In addition, by reducing to a minimum those policies that can be changed only by shareholder vote, the Funds in the future may be able to avoid the costs and delay associated with a shareholder meeting, and the Boards of Directors/Trustees believe that the investment adviser's ability to manage the Funds' portfolios in a changing regulatory or investment environment will be enhanced.

         If shareholders approve these investment policy changes at the Meeting, the Funds will amend or supplement their registration statements to reflect the elimination, modification and/or reclassification of the investment policies and restrictions. The Funds will notify shareholders of any future investment policy changes.

         You may vote in favor of, or abstain from voting on, all of the proposed changes applicable to your Fund or, should you wish to vote against any particular proposed change, you may so indicate on the proxy card.

ITEM 1a - BORROWING

         Currently, the Funds may borrow no more than 10% of the value of their assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes.

         "Temporary purposes" is not defined under the 1940 Act. However, it is presumed that any loan repaid within 60 days and not extended is for temporary purposes. The Funds need the ability to borrow temporarily for a number of reasons. Sometimes they borrow money to pay redeeming shareholders when the number or amount of redemptions exceeds available cash, and it is not a good time to sell portfolio securities to meet redemptions. Other times, a Fund must borrow money to pay redeeming shareholders, because the Fund has not yet received payment for securities it has sold.

         The current borrowing policies do not specifically address certain types of transactions such as when issued and delayed delivery transactions that are generally considered to be borrowing and in which the Funds may wish to engage. In addition, there are other transactions such as reverse repurchase agreements that the Funds, at some time in the future, may wish to utilize. A reverse repurchase agreement is one in which the Fund agrees to sell a security it owns in its portfolio to a financial institution and to purchase that security back at an agreed upon price and time. By doing this, the Fund is able to acquire immediate cash for a short period of time with the knowledge that it can get the security back at a known price. Reverse repurchase agreements are important tools in managing the portfolio during periods of unexpected redemptions. Of course, the Funds would not engage in any of these transactions unless they were consistent with their investment objectives and strategies and fully disclosed in their prospectuses or statements of additional information.

         In addition, the Funds would benefit from the flexibility to borrow money not just for the limited time period covered by a temporary borrowing. The Funds do not intend to borrow for leverage purposes, which means that a Fund will not borrow to make investments with the proceeds of the borrowing.

         As stated, each Fund's current borrowing policy is as follows:

         The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding.

REASONS FOR THE CHANGE

         For each Fund, the proposed amendment clarifies, modernizes and standardizes the restriction on borrowing. This change gives each Fund the flexibility to engage in certain securities transactions, such as reverse repurchase agreements, that might be construed as "borrowing" transactions, and permits each Fund to borrow money not in excess of 10% of the value of its assets for any purpose that does not involve leveraging. Changing this restriction will permit greater flexibility in managing each Fund's portfolio and will allow each Fund to borrow to the maximum extent permitted by law when such borrowings are necessary for the efficient management of each Fund's assets.

PROPOSED FUNDAMENTAL BORROWING POLICY

         The Fund may not borrow money, except that the Fund may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, including when-issued and delayed-delivery transactions, and reverse repurchase agreements, provided that the total amount of any borrowing does not exceed 10% of the Fund's total assets at the time of the transaction; and (b) borrow money in an amount not to exceed 10% of the value of its total assets at the time the loan is made. Borrowings representing more than 10% of a Fund's total assets must be repaid before the Fund may make additional investments.

NON-FUNDAMENTAL INVESTMENT POLICY ON BORROWING FOR LEVERAGE:

         The Fund does not intend to borrow money for leveraging purposes.

ITEM 1b - DIVERSIFICATION

         Under the 1940 Act, each Fund's policy relating to the diversification of its investments must be fundamental. The 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation. The 5% limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

         Each Fund's present policy regarding diversification states:

         The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         The Boards of Directors/Trustees are proposing to change the policy of each Fund to make it consistent with the requirements of the 1940 Act.

REASONS FOR THE CHANGE

         In order to afford the Funds' investment adviser maximum flexibility in managing each Fund's assets, the Directors/Trustees propose to amend each Fund's diversification policy to be consistent with the definition of a diversified investment company under the 1940 Act. The restated policy complies with the SEC's general definition of diversification, and would specifically add securities of other investment companies to the list of issuers that are excluded from the 5% limitation to make this policy consistent with the proposed changes to the policy regarding purchasing shares of other investment companies (See Item 1c).

PROPOSED DIVERSIFICATION POLICY

         With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

ITEM 1c - SECURITIES OF OTHER INVESTMENT COMPANIES

         Currently, the Funds may not purchase securities issued by other investment companies, and if either Fund wished to purchase the securities of another investment company, it would have to obtain shareholders approval.

         Each Fund's present policy states:

         The Fund may not purchase securities of other investment companies.

         The Boards of Directors/Trustees are recommending that this policy be changed to a non-fundamental policy permitting the Funds to invest in the securities of other investment companies under certain circumstances within stated limits.

REASONS FOR THE CHANGE

         Under the 1940 Act, open-end investment companies, such as the Funds, are permitted to purchase the shares of other investment companies, but limited to: (i) purchasing no more than

3% of the total outstanding voting stock of a single other investment company;
(ii) investing no more than 5% of the Fund's total assets in the securities of a single other investment company; and (iii) investing no more than 10% of the Fund's total assets in securities of all other investment companies. Although the Funds currently have no intention of purchasing shares of another investment company, the time may arise where it would be advantageous to do so and in the best interest of shareholders. In addition, under the current policy, the Funds could not acquire the shares of another investment company as part of a merger or consolidation.

         There is no regulatory requirement that a policy regarding the acquisition of shares of another investment company be fundamental. Replacing the current policy with a non-fundamental policy would provide the Funds with much greater flexibility in managing the portfolios without the expense and delay associated with a shareholder meeting. The Boards believe that having this flexibility and allowing the Funds the ability to invest in the securities of other investment companies to the greatest extent permitted by law is in the best interest of the Funds and their shareholders. To the extent a Fund invests in shares of other investment companies, shareholders may indirectly bear a portion of the expenses of those investment companies. The Funds' investment adviser will take these expenses into account prior to deciding that such an investment is suitable for the Fund and its shareholders.

NON-FUNDAMENTAL POLICY REGARDING INVESTING IN OTHER INVESTMENT COMPANIES

Should shareholders approve this proposal, the Funds intend to adopt the following non-fundamental policy:

         The Fund may not purchase shares of other investment companies, except
         (i) the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies or (ii) in connection with a reorganization, merger or consolidation with another open-end investment company.

ITEM 1d - ILLIQUID SECURITIES

         Currently, the Funds' fundamental policies prohibit them from entering into repurchase agreements that mature in more than seven days when taken together with other illiquid securities exceed 10% of each Fund's assets.

         Each Fund's present policy states:

         The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund's assets.

         The Boards of Directors/Trustees are proposing to make this policy non-fundamental.

REASONS FOR THE CHANGE

         At one time, state regulators required an investment company's policy on acquiring illiquid securities to be fundamental. In 1996, Congress passed the National Securities Markets Improvement Act of 1996 ("NISMIA") which preempted state laws and regulations relating to investment companies. As a result, there is no longer any need to have a fundamental policy related to investing in illiquid securities.

         Making the restriction on illiquid securities non-fundamental would give the Funds more flexibility in responding to changing regulatory requirements. As an example, a number of years ago, the SEC permitted non-money market funds to increase the percentage of their assets that could be invested in illiquid securities from 10% to 15%. Should the SEC change its policy again, or should market conditions permit a change in this policy, it would be advantageous to the Funds to be able to make the change without incurring the cost of a shareholders meeting.

         In addition, the current regulatory position is that any limitation on a mutual fund's acquisition of illiquid securities should be applied to the fund's net assets. Accordingly, in making each Fund's policy non-fundamental, the limitation will be applied to each Fund's net assets.

NON-FUNDAMENTAL POLICY REGARDING ILLIQUID SECURITIES

         Should shareholders approve changing the policy on acquiring illiquid securities to non-fundamental, the Funds intend, at the present time, to continue to limit investments in repurchase agreements maturing in more than seven days and other illiquid securities to no more than 10%, but the limitation will now clearly apply to each Fund's net assets. The non-fundamental policy for each Fund, therefore, will read as follows:

         The Fund will not enter into repurchase agreements with maturities in excess of seven days or purchase other illiquid securities if immediately after, and as a result of, such purchase the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets.

ITEM 1e - WARRANTS (CENTURION FUND ONLY)

         Centurion Fund currently is subject to the following fundamental policy regarding warrants:

         The Fund may not invest more than 5% of the value of its total assets in warrants or more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges, except that warrants attached to other securities are not subject to these limitations.

         The Board of Directors of the Fund is proposing to make this policy non-fundamental.

REASONS FOR THE CHANGE

         There is no requirement that the Fund have a fundamental policy regarding investments in warrants. At the time the policy was put into place, state laws required that it be fundamental. These laws have been preempted by NISMIA. The Fund, intends at this time to continue to operate under the policy as stated. Making the policy non-fundamental will, however, give the Fund maximum flexibility to modify the policy without incurring the expense of a shareholders meeting should market circumstance make such a change in the best interests of the Fund and its shareholders.

ITEM 1f - INVESTING TO EXERCISE CONTROL

         Each Fund's current policy prohibits the acquisition of securities for the purpose of exercising control over another company. "Control" is defined under the 1940 Act as owning 25% or more of the voting securities of an issuer. A controlling ownership is likely to have an effect on the outcome when shareholders are asked to vote on changes relating to the operations of the issuing company.

         The Directors/Trustees are proposing that this policy be eliminated.

REASONS FOR THE CHANGE

         When the Funds adopted this policy, it was required to be fundamental by certain state securities regulations. This requirement has been preempted by NISMIA, and there is currently no requirement that this policy be fundamental. The elimination of this policy would clarify each Fund's ability to exercise freely its rights as a shareholder of the companies in which it invests. The Fund's ability to have a controlling interest in any company, however, would still be limited by its diversification policy which permits the Fund's assets to be invested in no more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. The Funds have no current intention of becoming involved in directing or administering the day-to-day operations of any company.

ITEM 1g - UNSEASONED ISSUERS

         Each Fund currently has a fundamental policy prohibiting it from investing more than 5% of its total assets in securities of issuers having a record, together with its predecessors, of less than three years of continuous operations.

         The Directors/Trustees are proposing that this policy be eliminated.

REASONS FOR THE CHANGE

         This policy was imposed by state laws at the time the Funds were created. With the passage of NISMIA, these laws have been preempted, and there is no comparable requirement under the 1940 Act. Elimination of this policy will maximize each Funds' investment flexibility, but is not intended to change the Funds' current operating policies.

ITEM 1h - INVESTING IN ISSUERS WHEN SECURITIES ARE OWNED BY OFFICERS AND DIRECTORS/TRUSTEES

         Currently, the Funds are prohibited from purchasing the securities of an issuer if, to the Fund's knowledge, those officers and directors/trustees of the Fund and of the Fund's investment adviser, who each owns more than 0.5% of the outstanding securities of that issuer, together own more than 5% of such securities.

         The Directors/Trustees are proposing to eliminate this fundamental policy.

REASONS FOR CHANGE

         There is no legal requirement for the Funds to have this policy. It was imposed by state laws which have been preempted by NISMIA. Moreover, the Directors/Trustees and the Funds' investment adviser do not believe that this policy provides any safeguard against conflicts of interest that are not already effectively covered under the codes of ethics adopted by the Funds and the investment adviser.

ITEM 1i - INVESTING IN OIL, GAS OR OTHER MINERAL DEVELOPMENT PROGRAMS OR LEASES (STRATEGIC ASSET MANAGEMENT ONLY)

         The fundamental policy for Strategic Asset Management currently prohibits it from purchasing oil, gas or other mineral type development programs or leases. The Fund may invest in securities of companies which invest in or sponsor such programs.

         The Board of Trustees of the Fund is proposing to eliminate this fundamental investment policy.

REASONS FOR THE CHANGE

         The Fund is not required to have a fundamental policy with respect to investments in oil, gas or mineral programs. This restriction was imposed by state laws and is now preempted by NISMIA. Eliminating the fundamental policy will provide the Fund with maximum flexibility in managing the portfolio. The Fund, however, does not expect at this time to invest in oil, gas or mineral exploration or development programs or leases.

          THE BOARDS OF DIRECTORS/TRUSTEES RECOMMEND THAT SHAREHOLDERS
             APPROVE THE PROPOSED CHANGES TO THE FUNDS' FUNDAMENTAL
                                    POLICIES

           -----------------------------------------------------------

                                   PROPOSAL 2

                          APPROVAL OR DISAPPROVAL OF A
                   SERVICE AND DISTRIBUTION PLAN FOR EACH FUND



BACKGROUND

On June 17, 2002, the Board of Directors/Trustees of each Fund met to consider, among other things, the adoption of a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Plan, as more fully described below, was approved by all of the Directors/Trustees voting in person, including all of the Directors/Trustees who are not "interested persons" of their respective Fund (as defined in the 1940 Act) (the "Independent Directors/Trustees") and who have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (the "Qualified Directors/Trustees"). Each Board of Directors/Trustees recommended that the shareholders of its respective Fund approve the Plan. A copy of the Plan is included with this Proxy Statement as Exhibit C. In approving the Plan, the Directors/Trustees determined that the fees payable under the Plan are likely to facilitate and increase marketing efforts for each Fund, resulting in the sale of the Fund's shares. There can be no assurance, however, that either Fund will achieve these goals.

If the Plan is approved by the shareholders, it is contemplated that it will become effective immediately or shortly after the date of the Meeting. The Plan may be continued annually after its effective date, provided that such continuance is specifically approved by the Fund's Board of Directors/Trustees, including a majority of the Qualified Directors/Trustees, pursuant to a vote cast in person at a meeting called for that purpose. So long as the Plan remains in effect, the selection and nomination of the Independent Directors/Trustees for the Fund shall be committed to the discretion of the Independent Directors/Trustees then in office. In addition, during this period, any legal counsel to the Independent Directors/Trustees shall be an independent legal counsel.

DESCRIPTION OF THE PLAN

The Plan allows each Fund to pay to Value Line Securities, Inc., the Funds' distributor and a subsidiary of the Funds' investment adviser (the "Distributor"), distribution and service fees for the sale and distribution of shares of the Fund to life insurance companies (each a "Life Company") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively referred to as "Variable Contracts") and for services provided to Variable Contract owners. The Plan permits each Fund to finance the activities of the Distributor, which are principally intended to result in the sale of the Fund's shares. These activities include, but are not limited to:

     a.) providing incentives and compensation to Life Companies that make the Fund available to its Variable Contract owners and who provide personal services to its Variable Contract owners who fund their Variable Contracts with shares of the Fund;

     b.) providing administrative support services to the Fund in connection with the distribution of the Fund's shares for use by Life Companies in funding Variable Contracts;

     c.) paying costs incurred in conjunction with advertising and marketing Fund shares, such as the expense incurred by Life Companies, the Distributor, or affiliates of the Distributor of preparing, printing and distributing promotional or sales literature in connection with the funding of Variable Contracts with Fund shares;

     d.) printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective Variable Contract owners;

     e.) holding seminars and sales meetings designed to promote the distribution of Variable Contracts funded with Fund shares, to the extent permitted by applicable laws, rules or regulations;

     f.)      training sales personnel of Life Companies regarding the Fund; and

     g.) financing any other activity that the Board or management determines is primarily intended to result in the sale of Fund shares and support of services relating to those shares.

The Plan provides that each Fund will pay the Distributor a fee at the annual rate of 0.40% of the Fund's average daily net assets as compensation for its service. The Plan also provides that the Fund's investment adviser and the Distributor may make payments out of their own resources to Life Companies that provide administrative or distribution services. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred by the Distributor, which means that the Distributor might make a profit from these fees. The Distributor reserves the right to waive the fees payable under the Plan with respect to either Fund.

The Plan provides that the Board of Directors/Trustees will be given, at least quarterly, a written report of all amounts expended pursuant to the Plan and the purposes for which such amounts were expended. The Plan also provides that it may not be amended to increase materially the costs which each Fund may bear pursuant to the Plan without shareholder approval by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and that any material amendments to the Plan must be approved by the Directors/Trustees, including a majority of the Qualified Directors/Trustees, by a vote cast in person at a meeting called for that purpose.

The Plan is terminable without penalty, at any time, by a vote of a majority of the Directors/ Trustees, including a majority of the Qualified
Directors/Trustees, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS

The investment adviser and the Distributor proposed to the appropriate Board of Directors/Trustees that each Fund adopt the Plan pursuant to Rule 12b-1 under the 1940 Act.

The Distributor has acted as distributor for the Funds since the Funds' inception, under a contract with each Fund pursuant to which the Distributor currently does not receive compensation.

In considering the Plan, the Board of Directors/Trustees of each Fund took into account the benefits of marketing, advertising and distribution efforts to be undertaken by the Distributor in attracting investors. In addition, the Distributor advised the Board of Directors/Trustees that the ability to make payments to Life Companies will permit the Funds to compensate these companies who, in return, provide services to their Variable Contract owners. These services include assisting Variable Contract owners in considering and understanding their investment in the Fund. The Directors/Trustees believe that there is a reasonable likelihood that all of these activities are likely to stimulate additional sales of each Fund's shares and assist the Funds in increasing their present asset base in the face of competition from products used to fund variable annuity contracts and variable life insurance policies. Such competition, absent an effective and attractive distribution program, could adversely affect each Fund by making it increasingly difficult to attract new investors and to retain existing investors.

The Boards of Directors/Trustees also considered the reasons why it is important for each Fund's assets to grow. It was recognized that it is desirable for all shareholders that each Fund sustain a flow of new investment monies, primarily to offset the effects of redemptions. Each Board of Directors/Trustees evaluated the potentially adverse effects that might result from a pattern of net redemptions and the possibility of a net cash outflow resulting therefrom. Net cash outflow would increase the likelihood of having to dispose of portfolio securities for other than investment reasons at unfavorable prices while net cash inflow (1) minimizes the need to sell securities to meet redemptions when investment considerations would indicate that they continue to be held, (2) reduces daily liquidity requirements, and (3) permits a prompt restructuring of a portfolio without the need to dispose of present holdings. It was also recognized that payments made pursuant to the Plan might be offset in part by economies of scale associated with the growth of each Fund's assets.

The Directors/Trustees believe that the fee payable under the Plan is reasonable in view of distribution, administration and promotion services to be provided. The Directors/Trustees in voting to approve the Plan, determined that there is a reasonable likelihood that the Plan will benefit each Fund by helping to attract new Variable Contract owners to the Funds and encourages additional investments by existing Variable Contract owners in order to expand the size of the Funds and thereby achieve greater economies of scale. In this regard, the Directors/Trustees concluded that adoption of the Plan was necessary to enable each Fund to remain competitive with similar funds that seek to reach investors through advertising and marketing efforts and through offering financial incentives to Life Companies that direct investors to such funds and provide shareholder servicing and administrative services for the benefit of those investors who are shareholders of such funds. The Directors/Trustees believe that the payments made pursuant to the Plan will facilitate the sale of each Fund's shares and benefit each Fund and its shareholders. The operating expenses of the Funds will increase under the Plan by 0.40 of 1%, on an annual basis, of each Fund's average daily net assets (and each Fund's net yield to shareholders will correspondingly be decreased by 0.40 of 1%). Overall operating expenses of the Funds are anticipated to remain competitive with those of comparable funds offered to owners of variable insurance products. In considering the Plan, the Directors/Trustees also took into account the possible benefits of the Plan to the Funds' investment adviser, including increased advisory fees payable by the Funds if their assets increase.

The Directors/Trustees believe that were the Plan not to be approved, each Fund might not be able to attract and retain Life Companies and their Variable Contract owners and, as a result of the consequent erosion in each Fund's asset base, the Fund would be burdened with greater relative costs and possibly might not be capable of the same investment flexibility as would a larger fund. It is the belief of the Directors/Trustees that adoption of the Plan will enable each Fund to maintain and possibly enhance the Fund's performance for its Variable Contract owners and the quality of its services to those Variable Contract owners.

          THE BOARDS OF DIRECTORS/TRUSTEES RECOMMEND THAT SHAREHOLDERS
               APPROVE THE PROPOSED SERVICE AND DISTRIBUTION PLAN

             -------------------------------------------------------

                                  OTHER MATTERS

         Management knows of no matters to be presented at the Meeting other than as set forth above. If any other matters should come before the Meeting, it is understood that the persons named in the proxy intend to vote said proxy in accordance with their best judgment.

                             ADDITIONAL INFORMATION

         Value Line, Inc., 220 East 42nd Street, New York, NY 10017-5891, is the investment adviser to each of the Funds and to the other Value Line Mutual Funds. Value Line Securities, Inc., 220 East 42nd Street, New York, NY 10017-5891, a subsidiary of the investment adviser, acts as principal underwriter and distributor of each Fund for the sale and distribution of its shares.
                          NEXT MEETING OF SHAREHOLDERS

         The Funds are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the Investment Company Act of 1940. The next meeting of the shareholders of any of the Funds will be held at such time as the Board of Directors or Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Fund at its office a reasonable time prior to the meeting, as determined by the Board of Directors or Trustees, to be included in the Fund's proxy statement and form of proxy relating to such meeting, and must satisfy all other legal requirements.

                                    EXHIBIT A

                    NUMBER OF OUTSTANDING SHARES OF EACH FUND




                                                          SHARES OUTSTANDING
                                                                 AS OF
FUND                                                         JULY 24, 2002
----                                                         -------------
Value Line Centurion Fund, Inc. ...............                  38,388
Value Line Strategic Asset Management Trust....                  58,784

                                    EXHIBIT B

                BENEFICIAL OWNERSHIP OF GREATER THAN 5% OF A FUND
                               AS OF JULY 24, 2002



                                                      NUMBER AND PERCENTAGE OF
        NAME AND ADDRESS                  FUND           SHARES OWNED(1)
        ----------------                  ----           ---------------
Guardian Insurance & Annuity Co.        Centurion             100%
3900 Burgess Place
Bethlehem, PA 18017

Guardian Insurance & Annuity Co.        Strategic Asset       100%
3900 Burgess Place                      Management
Bethlehem, PA 18017

-----------------------------------

(1) Of record only.

                                    EXHIBIT C



                         VALUE LINE CENTURION FUND, INC.

                   VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

                          SERVICE AND DISTRIBUTION PLAN

This Service and Distribution Plan (the "Plan") is adopted as of this June 17, 2002 by the Board of Directors or Trustees (the " Board") of Value Line Centurion Fund, Inc. and Value Line Strategic Asset Management Trust (each, a "Fund" and together, the "Funds").

Section 1. The Funds are open-end management investment companies each issuing either common stock or shares of beneficial interest (both referred to herein as "Shares"). The Funds may offer their Shares to life insurance companies (each, a "Life Company") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively referred to herein as "Variable Contracts").

Section 2. The Plan is adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act") so as to allow the Fund to make payments as contemplated herein, in conjunction with the distribution of Shares.

                  From time to time, Value Line, Inc., the Funds' investment adviser, or Value Line Securities, Inc., the Funds' distributor (the "Distributor"), directly or through an affiliate, may use its own resources to (a) pay promotional and administrative expenses in connection with the offer and sale of Shares, or (b) make payments to third parties that provide assistance in selling Shares or that provide support services to Variable Contract owners. To the extent that any such payments should be deemed to be indirect financing by the Funds of the distribution of Shares, such payments are deemed to be authorized by this Plan.

Section 3. The Plan is designed to finance activities of the Distributor, principally intended to result in sale of Shares, including, but not limited to the following:

                  a.) providing incentives and compensation to Life Companies that make the Fund available to its Variable Contract owners and who provide personal services to its Variable Contract owners who fund their Variable Contracts with shares of the Fund;

                  b.) providing administrative support services to the Fund in connection with the distribution of the Fund's shares for use by Life Companies in funding Variable Contracts;

                  c.) paying costs incurred in conjunction with advertising and marketing Fund shares, such as the expense incurred by Life Companies, the Distributor, or affiliates of the Distributor of preparing, printing and distributing promotional or sales literature in connection with the funding of Variable Contracts with Fund shares;

                 d.) printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective Variable Contract owners;

                 e.) holding seminars and sales meetings designed to promote the distribution of Variable Contracts funded with Fund shares, to the extent permitted by applicable laws, rules or regulations;

                 f.) training sales personnel of Life Companies regarding the Fund; and

                 g.) financing any other activity that the Board determines is primarily intended to result in the sale of Fund shares and support of services relating to those shares.

Section 4. Any advertising or sales materials used in conjunction with the marketing of a Fund's shares may include references to other open-end investment companies or investments, provided that expenses relating to such advertising and sales material will be allocated among such other investment companies or investments in an equitable manner, and any sales personnel so paid are not required to devote their time solely to the sale of Shares.

Section 5. As compensation for the services to be provided under this Plan, Distributor shall be paid a fee at the annual rate of 0.40% of the Fund's average daily net assets. The value of the net assets of each Fund shall be determined in accordance with the Fund's prospectus, as amended from time to time.

Section 6. All payments to Life Companies and other organizations pursuant to the Plan shall be made solely by the Distributor and such Life Company or organization shall look solely to the Distributor for compensation for its services and in no event shall such Life Company or organization seek payment from the Fund.

Section 7.        The Plan will become effective at the later of September
                  18, 2002, or upon approval by (a) a majority of the outstanding Shares and (b) a majority of the Directors or Trustees who are not "interested persons" (as defined in the Act) of the Fund (the "Independent Directors/Trustees") and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan ( the "Qualified Directors/Trustees"), pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of the Plan.

Section 8. The Plan shall continue in effect for as long as such continuance is specifically approved by the Director or Trustees of the appropriate Fund and the Qualified Directors/Trustees at least annually in the manner provided in
                  Section 7(b). Each quarter, the Distributor shall report to the Funds the amounts paid under this Plan and the nature of the services provided under the Plan. In connection with the annual review and approval of such continuance, the Distributor shall furnish the Boards with such information as the Boards may reasonably request in order to enable the Boards to make an informed determination of whether the Plan should be continued.

Section 9. The Plan may be amended at any time by the Board provided that (a) any amendment to increase materially the costs which the Fund may bear pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Fund and (b) any material amendments of the terms of the Plan shall become effective only upon approval as provided in Section 7(b) hereof.

Section 10. The Plan is terminable without penalty at any time by (a) vote of a majority of the Board of the Fund, including a majority of the Qualified Directors/Trustees, or (b) vote of a majority of the outstanding voting securities of the Fund.

Section 11. So long as the Plan is in effect, the selection and nomination of the Independent Directors/Trustees shall be committed to the discretion of the Independent
                  Director/Trustees then in office, and any person who acts as legal counsel for the Independent Directors/Trustees shall be an independent legal counsel.

Section 12. Any agreement related to this Plan shall be in writing and shall provide in substance:

                  a.) That any such agreement, with respect to a Fund, may be terminated at any time, without payment of any penalty, by the vote of a majority of the Qualified Directors/Trustees or by the vote of a majority of the outstanding Shares of that Fund, on not more than 60 days' written notice to the Distributor; and

                  b.) That such agreement shall terminate automatically in the event of its assignment.

Section 13. The Fund shall preserve copies of the Plan and any related agreements and all reports made pursuant to Section 8 hereof, for a period not less than six years from the date thereof, the first two years in an easily accessible place.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST
220 EAST 42ND STREET,
NEW YORK, NY 10017-5891

        SPECIAL MEETING OF SHAREHOLDERS: SEPTEMBER 18, 2002 AT 10:00 A.M.
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints David T. Henigson and Howard A. Brecher, attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Trust that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at the New York Helmsley Hotel, 212 East 42nd Street, New York, New York at the date and time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR all of the items to come before the Special Meeting.

The undersigned hereby revokes any proxy previously given.



                                                PLEASE SIGN IN THE BOX BELOW

                                          DATE: ______________________

                                          PLEASE SIGN EXACTLY AS YOUR NAME
                                          APPEARS ON THIS PROXY. IF JOINT
                                          OWNERS, EITHER MAY SIGN THE PROXY.
                                          WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                          ADMINISTRATOR, TRUSTEE, GUARDIAN OR
                                          CORPORATE OFFICER, PLEASE GIVE YOUR
                                          FULL TITLE.

                                          X____________________________________
                                                      SIGNATURE(S)

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1a.     To approve changes to the Trust's fundamental borrowing policy.
          FOR        AGAINST           ABSTAIN
          | |          | |               | |

1b.     To approve changes to the Trust's fundamental diversification policy.
          FOR       AGAINST           ABSTAIN
          | |         | |                | |

1c. To approve replacing the Trust's fundamental policy regarding investing in securities of other investment companies with a non-fundamental policy.
          FOR       AGAINST           ABSTAIN
          | |         | |                | |

1d. To approve changing the Trust's fundamental policy regarding investing in illiquid securities to a non-fundamental policy.
          FOR       AGAINST           ABSTAIN
          | |         | |                | |

1e.     Not applicable.

1f. To approve eliminating the Trust's fundamental policy regarding investing to exercise control.
          FOR       AGAINST           ABSTAIN
          | |         | |                | |

1g. To approve eliminating the Trust's fundamental policy regarding investing in unseasoned issuers.
          FOR       AGAINST           ABSTAIN
          | |         | |                | |

1h. To approve eliminating the Trust's fundamental policy regarding investing in issuers when securities are owned by officers and Trustees.
          FOR       AGAINST           ABSTAIN
          | |         | |                | |

1i. To approve eliminating the Trust's fundamental policy regarding investing in oil, gas or other mineral development programs or leases.
          FOR       AGAINST           ABSTAIN
          | |         | |                | |

2. To approve or disapprove a Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.
          FOR       AGAINST           ABSTAIN
          | |         | |                | |

3. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said attorneys or proxies hereunder.

VALUE LINE CENTURION FUND, INC.
220 EAST 42ND STREET,
NEW YORK, NY 10017-5891

        SPECIAL MEETING OF SHAREHOLDERS: SEPTEMBER 18, 2002 AT 10:00 A.M.
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints David T. Henigson and Howard A. Brecher, attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the New York Helmsley Hotel, 212 East 42nd Street, New York, New York at the date and time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR all of the items to come before the Special Meeting.

The undersigned hereby revokes any proxy previously given.



                                             PLEASE SIGN IN THE BOX BELOW

                                       DATE: ______________________

                                       PLEASE SIGN EXACTLY AS YOUR NAME APPEARS
                                       ON THIS PROXY. IF JOINT OWNERS, EITHER
                                       MAY SIGN THE PROXY. WHEN SIGNING AS
                                       ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                       TRUSTEE, GUARDIAN OR CORPORATE OFFICER,
                                       PLEASE GIVE YOUR FULL TITLE.

                                       X_______________________________________
                                                       SIGNATURE(S)

             PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1a.      To approve changes to the Fund's fundamental borrowing policy.
           FOR      AGAINST       ABSTAIN
           | |        | |           | |

1b.      To approve changes to the Fund's fundamental diversification policy.
           FOR      AGAINST       ABSTAIN
           | |        | |           | |

1c. To approve replacing the Fund's fundamental policy regarding investing in securities of other investment companies with a non-fundamental policy.
           FOR      AGAINST       ABSTAIN
           | |        | |           | |

1d. To approve changing the Fund's fundamental policy regarding investing in illiquid securities to a non-fundamental policy.
           FOR      AGAINST       ABSTAIN
           | |        | |           | |

1e. To approve replacing the Fund's fundamental policy regarding investing in warrants with a non-fundamental policy.
           FOR      AGAINST       ABSTAIN
           | |        | |           | |

1f. To approve eliminating the Fund's fundamental policy regarding investing to exercise control.
           FOR      AGAINST       ABSTAIN
           | |        | |           | |

1g. To approve eliminating the Fund's fundamental policy regarding investing in unseasoned issuers.
           FOR      AGAINST       ABSTAIN
           | |        | |           | |

1h. To approve eliminating the Fund's fundamental policy regarding investing in issuers when securities are owned by officers and Directors.
           FOR      AGAINST       ABSTAIN
           | |        | |           | |

1i.      Not applicable.

2. To approve or disapprove a Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.
           FOR      AGAINST       ABSTAIN
           | |        | |           | |

3. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said attorneys or proxies hereunder.